Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of May 13, 2025, is entered into by and between Vivakor, Inc., a Nevada corporation, (the “Company”), ClearThink Capital Partners LLC, a Delaware limited liability company (the “Lead Buyer” or “ClearThink”), and each purchaser identified on the signature pages and the Schedule of Buyers (Exhibit A) attached hereto (each with ClearThink, including successors and assigns, a “Buyer” and collectively, the “Buyers”).

A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”).

B. Upon the terms and conditions stated in this Agreement, the Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement (i) Convertible Promissory Notes of the Company, in the form attached hereto as Exhibit B, in the original principal amount of up to $5,750,000 (the “Original Principal Amount”) (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the (“Notes”) convertible into shares of common stock of the Company (“Common Stock”), with the Original Principal Amount equaling a 15% premium to the up to $5,000,000 paid to the Company for the Notes (the “Purchase Price”), and (ii) shares of the Company’s restricted common stock equal to 15% of the Purchase Price, up to seven hundred fifty thousand (750,000) shares (“Inducement Shares”), calculated at the conversion price defined below. Inducement Shares to be delivered to each Buyer within seven (7) calendar days following the Closing Dates, unless such Inducement Shares and the Notes cannot be issued under Nasdaq listing rules in which case the purchase shall be limited and reduced to the limit provided under the Nasdaq listing rules.

NOW THEREFORE, the Company and the Buyers hereby agree as follows:

1. Purchase and Sale. On the Closing Dates (as defined below), the Company shall issue and sell to the Buyers and the Buyers agree to purchase from the Company the (i) the Notes, with the Purchase Price and in the Original Principal Amounts, set forth on Exhibit A and (ii) the Inducement Shares set forth on Exhibit A (collectively the “Securities”).

1.1. Form of Payment. On the Closing Date, (i) the Buyer shall pay the Purchase Price set forth on Exhibit A at either the Initial Closing or the Second Closing (as defined below) by wire transfer of immediately available funds to a Company account designated by the Company, in accordance with the Company’s written wiring instructions, against delivery of the Securities, and (ii) the Company shall deliver such duly executed Securities (except for a possible delay in the issuance of the Inducement Shares as set forth in the Recitals) on behalf of the Company, to the Buyer, against delivery of such Purchase Price.

1.2. Closing Dates. The issuance and sale of the Securities pursuant to this Agreement shall occur in or more closings between May 13, 2025 and June 30, 2025 (each a “Closing” and a “Closing Date”). The Closing shall occur on the Closing Dates at such location as may be agreed to by the parties. Buyers participating in one Closing are not obligated to participate in any subsequent Closing.

1.3. Note Conversion Terms. Notes purchased will have a conversion price equal to eighty percent (80%) of the lower of (a) the closing price of the Company’s common stock as traded on either the Nasdaq or the New York Stock Exchange or the NYSE Amex Exchange (as applicable) on the trading day immediately prior to the date a notice of conversion is submitted in writing to the Company under the Note (each a “Notice Date”), or (b) the average of the four lowest VWAPS over the twenty (20) trading days prior to the applicable Notice Date.

1.4. Share Reservation. Subject to compliance with Nasdaq listing rules, the Company shall at all times require its transfer agent to establish a reserve of shares of its authorized but unissued and unreserved Common Stock in the amount of shares equal to the Original Principal Amount divided by $0.70 for purposes of converting the total value of the Note, but may be increased proportionally by a Buyer if the closing price of the Company’s Common Stock falls below $1.00. The Company shall cause the Transfer Agent to agree that it will not reduce the reserve under any circumstances unless such reduction is pre-approved in writing by the Buyers.

2. Buyers’ Investment Representations

2.1. Buyers’ Representations and Warranties. Each Buyer hereby represents, warrants and agrees as follows:

(a) Each Buyer understands that the Securities are not registered under the 1933 Act, on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the 1933 Act pursuant to Section 4(a)(2) thereof, and that the Company’s reliance on such exemption is predicated on the Buyers’ representations set forth herein. The Buyers realize that the basis for the exemption may not be present if, notwithstanding such representations, the Buyers have in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Buyers do not have any such intention.

(b) In particular, each Buyer is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the 1933 Act, or any other exemption from registration, unless all of the conditions of the applicable Rules are met. Each Buyer represents that, in the absence of an effective registration statement covering the Securities, it will sell, transfer, or otherwise dispose of the Securities only in a manner consistent with its representations set forth herein.

(c) Each Buyer represents and warrants to the Company that it is an “accredited investor” within the meaning of Securities and Exchange Commission Rule 501 of Regulation D, as presently in effect [GS is not a NY entity]

3. Company’s Investment Representations

3.1. Company’s Representations and Warranties. The Company hereby represents, warrants and agrees as follows:

(a) Authority of Company. The Company has all requisite authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

(b) Authorization. All actions on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder has been taken or will be taken prior to the issuance of the Securities. This Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The issuance of the Securities will be validly issued, fully paid and nonassessable, will not violate any preemptive rights, rights of first refusal, or any other rights granted by the Company, and will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed.

(c) Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby shall have been obtained, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

4. Governing Law and Miscellaneous.

4.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in Nevada. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

4.2. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

4.3. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

4.4. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

4.5. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and the Buyers.

4.6. Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

4.6.1 the date delivered, if delivered by personal delivery as against written receipt therefor or by e-mail to an executive officer, or by confirmed facsimile,

4.6.2 the fifth Trading Day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

4.6.3 the third Trading Day after mailing by domestic or international express courier, with delivery costs and fees prepaid, in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) calendar days’ advance written notice similarly given to each of the other parties hereto):

If to the Company, to:

Vivakor, Inc.

ATT: James Ballengee, CEO

5220 Spring Valley Road, Suite 500

Dallas, TX 75242

Email: jballengee@vivakor.com

If to the Buyers:

[the address set forth on Exhibit A]

4.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Buyers, which consent may be withheld at the sole discretion of the Buyers; provided, however, that in the case of a merger, sale of substantially all of the Company’s assets or other corporate reorganization, the Buyers shall not unreasonably withhold, condition or delay such consent. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Buyers hereunder may be assigned by Buyers to a third party, including its financing sources, in whole or in part, without the need to obtain the Company’s consent thereto.

4.8. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

4.9. Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyers. The Company agrees to indemnify and hold harmless the Buyers and all their officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

4.10. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

4.11. Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the Buyers shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

4.12. Buyer’s Rights and Remedies Cumulative. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents on the Buyers are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that the Buyers may have, whether specifically granted in this Agreement or any other Transaction Document, or existing at law, in equity, or by statute; and any and all such rights and remedies may be exercised from time to time and as often and in such order as the Buyers may deem expedient.

4.13. Ownership Limitation. If at any time after the Closing, any Buyer shall or would receive shares of Common Stock in payment of interest or principal under Note such that that Buyer would, together with other shares of Common Stock held by it or its Affiliates, own or beneficially own by virtue of such action or receipt of additional shares of Common Stock a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (which may be changed to 9.9% upon not less than 61 days prior written notice) (the “Maximum Percentage”), the Company shall not be obligated and shall not issue to that Buyer shares of Common Stock which would exceed the Maximum Percentage, but only until such time as the Maximum Percentage would no longer be exceeded by any such receipt of shares of Common Stock by such Buyer. Each Buyer and Company will be bound by all Nasdaq rules and regulations regarding ownership and issuance limitations, including but not limited to a need for a shareholder approval for any Buyer (or the Buyers as a group) to receive in excess of the number of common shares in the Company using the issued and outstanding number at the time of this Agreement. The foregoing limitations are enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Buyers., provided however that the Company represents and warrants to the Buyer that the transactions contemplated herein will not and do not result in the need for shareholder approval.

4.14. No Shorting. For so long as a Buyer holds any securities of Company, neither that Buyer nor any of its Affiliates will engage in or effect, directly or indirectly, any Short Sale of Common Stock.

4.15. Attorneys’ Fees and Cost of Collection. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court’s power.

[Remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.

THE COMPANY:

Vivakor, Inc. a Nevada corporation

By:
Mr. James Ballengee Chief Executive Officer

THE BUYERS:

[___________________________] a [__________________] limited liability company

By:
[____________]
[____________]

ADDITIONAL BUYERS:

[________________] a [____________] limited liability company

By:
[____________]
[____________]

EXHIBIT A

Schedule of Buyers

Name of Buyer	Address of Buyer	Tax ID No.

A-1

EXHIBIT B

FORM OF CONVERTIBLE PROMISSORY NOTE

(see attached)

B-1